                       SETTLEMENT AND MUTUAL RELEASE AGREEMENT




    THIS SETTLEMENT AND MUTUAL RELEASE AGREEMENT (the "Agreement") is entered into this 9th day of December 1996 by and between Robert Cohen, an individual, Alan Cohen, an individual, Jeff Rubin, an individual, Jeff Cohen, an individual, Broadway Partners, a partnership comprised of affiliates of Alan and Robert Cohen, Lenore Katz, an individual, and Allyson Cohen, an individual (collectively the "RCI Parties"), and Incomnet, Inc., a California corporation ("Incomnet"), with respect to the following facts.



                                    R E C I T A L S



    A. The RCI Parties purchased convertible promissory notes from the Company in February 1995, and shares of the Common Stock of the Company and warrants to purchase shares of the Common Stock from the Company in July 1995 (collectively, the "Securities").

    B. The RCI Parties allege that the Company breached certain covenants and misled the RCI Parties in connection with the sale of the Securities to them.

    C. The Company may have certain claims (the "Claims") against certain of the RCI Parties in connection with the purchase by the Company of 51% of the outstanding Common Stock of Rapid Cast, Inc. in February 1995, and the sale by the RCI Parties of shares of the Company's Common Stock in 1995.

    D. The Company and the RCI Parties desire to settle all claims among themselves relating to the Securities and the Claims pursuant to the terms and conditions of this Agreement.

    NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.  PURCHASE OF WARRANTS BY THE RCI PARTIES AND REGISTRATION RIGHTS

    The RCI Parties agree to purchase and the Company agrees to issue to the RCI Parties, effective on December 9, 1996, the following numbers of warrants to purchase the following number of shares of the Common Stock of the Company (the "Underlying Shares") according to the following schedule, for a purchase price of $.10 per warrant, payable upon the execution of this Agreement by the
Company:



NAME OF RCI PARTY    NUMBER OF WARRANTS      NUMBER OF         EXERCISE PRICE     EXERCISE PERIOD
                                             UNDERLYING
                                               SHARES

Robert Cohen             100,000             100,000               $3.75          12/9/96 - 12/9/99

Alan Cohen               100,000             100,000               $3.75          12/9/96 - 12/9/99

Jeff Cohen                50,000              50,000               $3.75          12/9/96 - 12/9/99

Jeff Rubin                10,000              10,000               $3.75          12/9/96 - 12/9/99

Lenore Katz               10,000              10,000               $3.75          12/9/96 - 12/9/99

Allyson Cohen             50,000              50,000               $3.75          12/9/96 - 12/9/99

Broadway Partners         40,000              40,000               $3.75          12/9/96 - 12/9/99

2.  PURCHASE OF STOCK BY CERTAIN RCI PARTIES

    The RCI Parties agree to purchase from the Company an aggregate of $100,000 worth of the Company's registered Common stock for a price equal to the last sale price of the Company's Common Stock as quoted on the NASDAQ Small Capital Market on the date that this Agreement is executed by the Company and at least one of the RCI Parties. The purchase price will be payable and the stock will be issuable upon or as soon as practicable after the execution of this Agreement by the Company.

3.  RELEASE OF CLAIMS

    3.1  THE SECURITIES AND THE CLAIMS

    Effective on December 9, 1996, each party to this Agreement fully and forever releases and discharges each other and any of the Company's past, present and future affiliates, employees, officers, directors, shareholders, attorneys, accountants, successors and predecessors from any and all claims, demands, obligations, losses, damages, or causes of action of any nature relating to the offer or sale of the Securities by the Company to the RCI Parties, or relating to any of the Claims, whether based in tort, contract or any other theory of recovery, and whether for compensatory or punitive damages, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release.

    3.2  REPRESENTATIONS AND AGREEMENTS

    The undersigned agree that these releases shall not be considered admissions by any party of any liability or wrongdoing. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned declare that the terms of this full and final release of claims have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. The parties hereto hereby represent and warrant that they have not assigned any of their above referenced released claims to any third party. The undersigned further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:


         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."


4.  ASSIGNMENT OF CLAIMS

    The RCI Parties hereby assign to the Company all claims of any nature whatsoever which they may have against Sam D. Schwartz. The RCI Parties agree to execute any additional documents and take any additional action reasonably requested of them by the Company in order to assist the Company in asserting such claims against Sam D. Schwartz.

5.  INJUNCTIVE RELIEF

    5.1 DAMAGES INADEQUATE

    Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    5.2 INJUNCTIVE RELIEF

    It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

6.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

7.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the venue for any action hereunder shall be in the appropriate forum in the County of Los Angeles, State of California.

10. COUNTERPARTS

    This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

11. ATTORNEYS' FEES AND COSTS

    In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

12. FURTHER ACTS

    The parties to this Agreement hereby agree to execute any other documents and take any further actions which are reasonably necessary or appropriate in order to implement the transactions contemplated by this Agreement.

    IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.


INCOMNET:                         INCOMNET, INC.



                             By: ______________________________________________
                                  Melvyn Reznick, President


RCI PARTIES:                 __________________________________________________
                                  Robert Cohen

                             __________________________________________________
                                  Alan Cohen

                             __________________________________________________
                                  Jeff Rubin

                             __________________________________________________
                                  Jeff Cohen

                             __________________________________________________
                                  Lenore Katz

                             __________________________________________________
                                  Allyson Cohen


                             BROADWAY PARTNERS

                             __________________________________________________
                                  Robert Cohen, Partner

                             __________________________________________________

                                  Alan Cohen, Partner